SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): December 28, 2001


             Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-33


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

   Delaware                          333-61840            13-3320910
-------------------------------      -------------        --------------
(State or Other Jurisdiction of     (Commission         (I.R.S. Employer
        Incorporation)               File Number)     Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
                --------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------




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Item 5.  Other Events.
---- -   ------------

         Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2001 (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Firstar Bank, N.A., as a seller (in such capacity, a "Seller"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), RBMG, Inc., as a servicer (in such capacity, a "Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer") and Bank One, National Association, as trustee (in such capacity, the "Trustee"), providing for the issuance of the CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-33. The Certificates were issued on December 28, 2001. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- --  -------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of December 1, 2001, by and among the Company, the Seller, the Servicers, the Special Servicer and the Trustee.

                                  SIGNATURES


         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on March 15, 2002.

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE
                                         SECURITIES CORP.



                                         By: /s/ Kevin Steele
                                            -------------------------
                                            Name: Kevin Steele
                                            Title:  Vice President

Exhibit Index
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Exhibit                                                                   Page
-------                                                                   -----

99.1       Pooling and Servicing Agreement dated as of December 1, 2001,    5
           by and among the Company, the Seller, the Servicers, the Special Servicer and the Trustee.